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                                                                    EXHIBIT 23.3

                              ARTHUR ANDERSEN LLP
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP
                                          ----------------------------------
                                          ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania,
July 29, 1996